SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):             May 24, 2002

                      Intrepid Technology & Resources, Inc.
                      -------------------------------------
                           fka Iron Mask Mining, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



         Idaho                       000-30065                82-0230842
         -----                       ---------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                        Identification Number)

501 Broadway Suite 200 Idaho Falls, Idaho                             83402
-----------------------------------------                             -----
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant's Certifying Accountant.

None.


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ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant's Director's

None.

ITEM 7.  Financial Statements and Exhibits.

Exhibit 1 - Letter from Accountant
Exhibit 2 - Correspondence from Company

ITEM 8.  Change in Fiscal Year.

None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTREPID TECHNOLOGY & RESOURCES, INC.


                                                            /s/ Eric Steingruber
                                                            --------------------
                                       Eric Steingruber, Chief Financial Officer

Date:  June 20, 2002

*Print name and title of the signing officer under his signature


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